Exhibit 99.3

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  INTRODUCTION

The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of Applied Cellular Technology, Inc. (the "Company") as of March 31, 1998, and the results of its consolidated operations for the year ended December 31, 1997 and the three months ended March 31, 1998 after giving pro forma effect to the purchase of an eighty five percent interest in Signature Industries Limited ("Signature") completed on June 8, 1998.

The unaudited pro forma financial information does not purport to be indicative of actual results that would have been achieved had the acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.


                                              Applied Cellular Technology, Inc.
                                 Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                                       March 31, 1998


                                                     Company                                                    Pro Forma
                                                   As Reported           Signature          Proforma          Consolidated
                                                March 31, 1998 (a)     Industries (a)     Adjustments        March 31, 1998

Cash and cash equivalents                            $ 5,923,000           $ 3,000                              $ 5,926,000
Accounts receivable, net                              24,574,000         3,265,000                               27,839,000
Inventories                                           12,635,000         2,498,000                               15,133,000
Other current assets                                   2,254,000                                   -              2,254,000
     Total current assets                             45,386,000         5,766,000                 -             51,152,000
Property, plant & equipment, net                       6,597,000         1,569,000                 -              8,166,000
Goodwill                                              16,381,000                 -           942,000  b          17,323,000
Other assets                                           4,703,000         2,536,000                 -              7,239,000
                                                                                 -                 -
Total assets                                        $ 73,067,000       $ 9,871,000         $ 942,000           $ 83,880,000
                                                                                 -                 -
Accounts payable and accrued expenses               $ 19,785,000       $ 4,858,000               $ -           $ 24,643,000
Other current liabilities                              5,524,000                                                  5,524,000
     Total current liabilities                        25,309,000         4,858,000                 -             30,167,000
Long-term debt                                         2,355,000           282,000                 -              2,637,000
     Total liabilities                                27,664,000         5,140,000                 -             32,804,000
Minority interest                                      1,869,000                 -           710,000  b           2,579,000
Redeemable preferred stock                               700,000                 -                 -                700,000
Stockholders' equity:
Common stock                                              25,000         6,105,000        (6,104,000) b              26,000
Additional paid-in capital                            39,597,000               -           4,962,000  b          44,559,000
Retained earnings                                      3,183,000        (1,374,000)        1,374,000  b           3,183,000
Other                                                     29,000                                                     29,000
     Total stockholders' equity                       42,834,000         4,731,000           232,000             47,797,000

Total liabilities and stockholders' equity          $ 73,067,000       $ 9,871,000         $ 942,000           $ 83,880,000




                                              Applied Cellular Technology, Inc.
                           Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                        For the three months ended March 31, 1998

                                                      Company                                                 Pro Forma
                                                    As Reported           Signature        Proforma          Consolidated
                                                March 31, 1998 (c)      Industries (d)    Adjustments       March 31, 1998



Net Revenues                                        $ 38,784,000        $ 4,750,515            $ -           $ 43,534,515
Direct Costs                                          28,298,000          3,297,360              -             31,595,360
Gross Profit                                          10,486,000          1,453,155              -             11,939,155
Operating Expenses                                     9,131,000          2,670,030         11,778  e          11,812,808
Operating Income (Loss)                                1,355,000         (1,216,875)       (11,778)               126,347
Interest Income                                          106,000                200              -                106,200
Interest Expense                                        (234,000)            (6,440)             -               (240,440)
Minority Interest                                        (94,000)                 -        126,592  f              32,592
Provision for income tax                                (518,000)           379,166          3,651  g            (135,183)
Net Income (Loss)                                        615,000           (843,949)       118,465               (110,484)
Dividends                                                (18,000)                 -              -                (18,000)
Net income (loss) applicable to
     common shareholders                               $ 597,000         $ (843,949)     $ 118,465             $ (128,484)


Net Income per common share - Basic                       $ 0.03                                                  $ (0.01)
Net Income per common share - Diluted                     $ 0.02                                                  $ (0.01)

Weighted average number of common shares              23,711,000                                               24,817,351
 outstanding - basic
Weighted average number of common shares              24,956,000                                               26,062,068
 outstanding - diluted


                                                  Applied Cellular Technology, Inc.
                                 Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                                For the year ended December 31, 1997

                                                      Company                                                 Pro Forma
                                                    As Reported            Signature       Proforma          Consolidated
                                               December 31, 1997 (h)    Industries (i)   Adjustments      December 31, 1997



Net Revenues                                       $ 103,159,114       $ 20,238,900            $ -           $ 123,398,014
Direct Costs                                          69,407,816         12,373,350              -              81,781,166
Gross Profit                                          33,751,298          7,865,550              -              41,616,848
Operating Expenses                                    28,159,417          9,393,450         47,113  j           37,599,980
Operating Income (Loss)                                5,591,881         (1,527,900)       (47,113)              4,016,868
Interest Income                                          192,646             42,900              -                 235,546
Interest Expense                                        (978,339)          (227,700)             -              (1,206,039)
Minority Interest                                       (697,200)                 -        255,173  k             (442,027)
Provision for income tax                              (1,768,679)           476,850         14,605  l           (1,277,224)
Net Income (Loss)                                      2,340,309         (1,235,850)       222,665               1,327,124
Dividends                                                (72,000)          (465,300)             -                (537,300)
Net income (loss) applicable to
     common shareholders                             $ 2,268,309       $ (1,701,150)     $ 222,665               $ 789,824

Net Income per common share - Basic                       $ 0.18                                                    $ 0.06
Net Income per common share - Diluted                     $ 0.15                                                    $ 0.05

Weighted average number of common                     12,632,130                                                13,747,412
 shares outstanding - basic
Weighted average number of common                     15,245,183                                                16,360,465
 shares outstanding - diluted


  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 gives effect to the consolidated results of operations for the year ended December 31, 1997 as if the acquisition of Signature occurred at January 1, 1997. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1998 gives effect to the consolidated results of operations for the three months ended March 31, 1998 as if the acquisition of Signature occurred at January 1, 1998. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1997 and 1998, respectively. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at March 31, 1998, as if the acquisition of Signature occurred at March 31, 1998. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future, or as it might have been had these events been effective at March 31, 1998. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and Signature and related notes thereto.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 1998 ARE AS FOLLOWS:

a. Represents the historical financial position of the Company and Signature at March 31, 1998.

b. Reflects the adjustment necessary to record the purchase of Signature and the issuance of 1,118,336 shares of the Company's common stock.

PRO  FORMA  ADJUSTMENTS  FOR THE  UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED
STATEMENT  OF  OPERATIONS  FOR THE THREE  MONTHS  ENDED  MARCH  31,  1998 ARE AS
FOLLOWS:

c. Represents the historical condensed consolidated results of the Company for the three months ended March 31, 1998.

d. Represents the historical condensed results of Signature for the three months ended March 31, 1998.

e. Represents the net increase to amortization ($11,778) of the cost over the net book value of Signature amortized over a period of twenty years.

f. Represents the minority interest in the net loss of Signature attributable to the percentage interest not acquired by the Company (15%).

g. Represents a decrease in the tax provision due to the proforma reduction in earnings, before nondeductible dividend expense.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 ARE AS FOLLOWS:


h. Represents the historical condensed consolidated results of the Company for the year ended December 31, 1997.

i. Represents the historical condensed results of Signature for the year ended March 31, 1998.

j. Represents the net increase to amortization ($47,113) of the cost over the net book value of Signature amortized over a period of twenty years.

k. Represents the minority interest in the net loss of Signature attributable to the percentage interest not acquired by the Company (15%).

l. Represents a decrease in the tax provision due to the proforma reduction in earnings, before nondeductible dividend expense.